Exhibit 10.3

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 20, 2005, by and among Millennium Cell Inc., a Delaware corporation, with headquarters located at One Industrial Way West, Eatontown, New Jersey 07724 (the "Company"), and the undersigned buyers (each, a "Buyer", and collectively, the "Buyers").

WHEREAS:

A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Buyer (i) shares of Company's Series C Convertible Preferred Stock, par value $.001 per share (the "Preferred Shares"), which will, among other things, be convertible into a certain number of shares of the Company's common stock, $.001 par value per share (the "Common Stock", as converted, the "Conversion Shares") in accordance with the terms of the certificate of designations for the Preferred Shares (the "Certificate of Designations"), and (ii) warrants (the "Warrants"), which will be exercisable to purchase shares of Common Stock (as exercised collectively, the "Warrant Shares").

B. The Preferred Shares may be entitled to dividends, which at the option of the Company, subject to certain conditions, may be paid in shares of Common Stock (the "Dividend Shares").

C. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities or "blue sky" laws and regulations.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.  Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

a.  "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

b.  "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

c.  "Effective Date" means the date the Registration Statement has been declared effective by the SEC.

d.  "Effectiveness Deadline" means the date that is 90 days after the Closing Date.

e.  "Filing Deadline" means the date that is 30 days after the Closing Date.

f.  "Investor" means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

g.  "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

h.  "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

i.  "Registrable Securities" means (i) the Conversion Shares issued or issuable upon conversion of the Preferred Shares, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iii) any Dividend Shares issued or issuable with respect to the Preferred Shares and (iv) any shares of Common Stock issued or issuable with respect to the Conversion Shares, the Preferred Shares, the Dividend Shares, the Warrant Shares and the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Preferred Shares or exercises of the Warrants.

j.  "Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

k.  "Required Holders" means the holders of at least a majority of the Registrable Securities.

l.  "Required Registration Amount" for the Registration Statement means the sum of (i) 150% of the aggregate of the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares (assuming a Conversion Price (as defined in the Certificate of Designations) equal to the arithmetic average of the Weighted Average Price (as defined in the Certificate of Designations) of the Common Stock over the five (5) consecutive Trading Days ending on the Trading Day immediately preceding the Closing Date), (ii) 100% of the number of Dividend Shares issuable pursuant to the terms of the Certificate of Designations and (iii) 100% of the number of Warrant Shares issued and issuable pursuant to the issued and outstanding Warrants as of the trading day immediately preceding the applicable date of determination, all subject to adjustment as provided in Section 2(e).

m.  "Rule 415" means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

n.  "SEC" means the United States Securities and Exchange Commission.

2.  Registration.

a.  Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-3 registering for resale of a number of Registrable Securities equal to at least the Required Registration Amount as of the date such Registration Statement is initially filed with the SEC. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Selling Shareholders" and "Plan of Distribution" sections in substantially the form attached hereto as Exhibit B. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline.

b.  Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than (i) the Registrable Securities, (ii) the Common Stock issuable upon exercise of the warrants dated as of the Closing Date issued to H.C. Wainwright & Co., Inc. and (iii) the Common Stock issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock (as defined in the Certificate of Designations) or the exercise of warrants to purchase Common Stock issued by the Company to The Dow Chemical Company ("Dow") contemporaneously with any issuances of Series B Preferred Stock, on any Registration Statement without the prior written consent of the Required Holders.

c.  Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("Legal Counsel"), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

d.  Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall use best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

e.  Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than thirty (30) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Preferred Shares or the exercise of the Warrants and such calculation shall assume that the Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Certificate of Designations) and that the Warrants are then exercisable for shares of Common Stock at the then prevailing Exercise Price (as defined in the Warrants).

f.  Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a "Filing Failure") or (B) not declared effective by the SEC on or before the 45th day after the Effectiveness Deadline (an "Effectiveness Failure") or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made for more than five (5) Business Days (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock) (a "Maintenance Failure") then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor's Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until such Filing Failure is cured; (ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(g) are referred to herein as "Registration Delay Payments." Notwithstanding the foregoing, no Investor shall be entitled to a Registration Delay Payment if the Filing Failure, Effectiveness Failure or Maintenance Failure, as applicable, for which such Registration Delay Payments would otherwise be payable are the result of the failure of (A) such Investor to provide the Company with information reasonably requested by the Company and necessary to complete, amend or supplement the Registration Statement or (B) Legal Counsel to timely deliver any comments or objections to the Registration Statement to the Company in accordance with Section 3(c). Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full.

3.  Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.  The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall use best efforts to keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Subsection (k) of Rule 144 promulgated under the 1933 Act (or any successor rule thereto, "Rule 144") or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "Registration Period"). The Company shall use best efforts to ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

b.  The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any other periodic report pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c.  The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements filed pursuant to this Agreement (except for periodic reports filed pursuant to the 1934 Act) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld, delayed or conditioned. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (except for periodic reports incorporated by reference into such Registration Statements). The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

d.  The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by such Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (except for periodic reports incorporated by reference into such Registration Statements) (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e.  The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.  The Company shall notify Legal Counsel and each Investor whose Registrable Securities are included in any Registration Statement in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(m), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each such Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each such Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed (other than the filing of any periodic report pursuant to the 1934 Act), and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g.  The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.  If any Investor is required under applicable securities law to be described in the Registration Statement as an underwriter and which is otherwise conducting diligence of the sort that an underwriter would conduct, at the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

i.  Upon the written request of any Investor in connection with any Investor's due diligence requirements, if any, and other than records, documents and properties of the Company the provision of which would (A) compromise the ability of the Company to assert a privilege motion or (B) result in a violation of any confidentiality obligation of the Company to any Person other than the Buyers (including, without limitation, confidentiality obligations to Dow), the Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

j.  The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or is otherwise required to be included in a Registration Statement (or any amendments or supplements thereto), (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement to which the Company is bound. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.  The Company shall use its best efforts either to cause all of the Registrable Securities covered by a Registration Statement to be listed for quotation on The Nasdaq SmallCap Market (the "SmallCap Market") of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or, if the Common Stock is no longer quoted on the SmallCap Market, secure listing and quotation of all of the Registrable Securities covered by a Registration Statement on any national securities exchange or quotation services on which the Common Stock is listed or quoted. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

l.  [INTENTIONALLY OMITTED]

m.  The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

n.  If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

o.  The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities in the United States.

p.  The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

q.  The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

r.  Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

s.  Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (each, an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

4.  Obligations of the Investors.

a.  Upon the execution of this Agreement, each Investor shall deliver to the Company an executed Selling Stockholder Questionnaire, substantially in the form set forth as Exhibit C hereto, and at least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the additional information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.  Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

c.  Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

d.  Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.  Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions and as provided in the second sentence of this Section 5, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company. The Company shall reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $10,000 in the aggregate.

6.  Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.  To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the any prospectus, a Registration Statement or any such amendment thereof or supplement thereto, if a prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act and such correct prospectus was timely made available pursuant to Section 3(d); (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

b.  In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that such Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

c.  Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and specifying in reasonable detail the factual basis of the Claim, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party reasonably satisfactory to the indemnifying party, the representation by counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights and remedies of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received (with accompanying detail of services rendered and imbursements incurred) or Indemnified Damages are incurred.

e.  The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.  Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by applicable law, public policy or otherwise, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities, which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.  Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

a.  make and keep public information available, as those terms are understood and defined in Rule 144;

b.  file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.  furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration; provided, that the Company shall not be obligated to deliver to any Investor any information that is filed by the Company with the SEC and is available on EDGAR.

9.  Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company promptly after such assignment; (ii) the Company is, promptly after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.  Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.  Miscellaneous.

a.  A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

b.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

        Millennium Cell Inc.
One Industrial Way West
Eatontown, New Jersey 07724
Telephone: (732) 542-4000
Facsimile: (732) 542-4010
Attention: President

with a copy to:

Dickstein Shapiro Morin & Oshinsky LLP
1177 Avenue of the Americas
New York, New York 10036
Telephone: (212) 835-1400
Facsimile: (212) 997-9880
Attention: Malcolm I. Ross, Esq.

If to Legal Counsel:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone: (212) 756-2000
Facsimile: (212) 593-5955
Attention: Eleazer N. Klein, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.  This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.  Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.  This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.  All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

k.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

m.  The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no provision of this Agreement is intended to confer any obligations on any Buyer vis-à-vis any other Buyer. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

MILLENNIUM CELL INC.

By: /s/ John D. Giolli
Name: John D. Giolli
Title: Acting Chief Financial Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

PORTSIDE GROWTH & OPPORTUNITY FUND

By: /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PROVIDENT PREMIER MASTER FUND LTD.

By: /s/ Steven Winters
Name: Steven Winters
Title: Attorney-in-fact

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

IROQUOIS MASTER FUND LTD.

By: /s/ Justin Silverman
Name: Justin Silverman
Title: Authorized Signatory

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

LANGLEY PARTNERS, L.P.

By: /s/ Jeffery Thorp
Name: Jeffery Thorp
Title: Managing Member of Langley Capital, LLP, its General Partner

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

JGB CAPITAL L.P.

By: /s/ Brett Cohen
Name: Brett Cohen
Title: President JGB Management Inc., as General Partner

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

SMITHFIELD FIDUCIARY LLC

By: /s/ Adam J. Chill
Name: Adam J. Chill
Title: Authorized Signatory

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

THE TAIL WIND FUND LTD.
By: Tail Wind Advisory and Management Ltd., as investment manager

By: /s/ David Crook
Name: David Crook
Title: CEO

SCHEDULE OF BUYERS

Buyer	Buyer's Address and Facsimile Number	Buyer's Representative's Address and Facsimile Number

Portside Growth & Opportunity Fund
c/o Ramius Capital Group, LLC
666 Third Avenue, 26th Floor
New York, New York 10017
Attention: Jeffrey Smith
Michael Neidell
Facsimile: (212) 845-7999
Telephone: (212) 845-7955
E-mail: jsmith@ramius.com
mneidell@ramius.com
Residence: Cayman Islands
Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376

Provident Premier Master Fund Ltd.
c/o Gemini Investment Strategies, LLC
35 Waterview Blvd.
Parsippany, NJ 07054
Attention: Steven Winters
Facsimile: (973) 404-1360
Telephone: (973) 404-1350
E-mail: Steve@GeminiStrategies.com
Residence: Cayman Islands
N/A

Iroquois Master Fund Ltd.	Iroquois Master Fund Ltd. 641 Lexington Ave. 26th Floor New York, New York 10022 Facsimile: (646) 274-1728 Telephone: (212) 974-3070 Attention: Joshua Silverman Residence:	N/A

Langley Partners, L.P.
c/o Langley Capital, LLP
535 Madison Avenue
7th Floor
New York, NY 10022
Attention: Jeffery Thorp
Facsimile: (212) 850-7589
Telephone: (212) 850-7528
Email: JeffreyThorp@lcap.com
Residence: New York
State of Incorporation: Delaware
N/A

JGB Capital L.P.	660 Madison Avenue 21st Floor New York, NY 10021 Attention: Brett Cohen Everett Alexander Facsimile: (212) 253-4093 Telephone: (212) 355-5771 E-mail: bcohen@jgbcap.com	N/A

Smithfield Fiduciary LLC
c/o Highbridge Capital Management, LLC
9 West 57th Street
27th Floor
New York, NY 10019
Attention: Ari J. Storch
Adam J. Chill
Facsimile: (212) 751-0755
Telephone: (212) 287-4720
Residence: Cayman Islands
N/A

The Tail Wind Fund Ltd.

Notices to the following address:
The Tail Wind Fund Ltd.
c/o Tail Wind Advisory and Management Ltd.
Attn: David Crook
1st Floor, No. 1 Regent Street
London, SW1Y 4NS UK
Facsimile: 44-207-468-7657
Telephone: 44-207-468-7660
Email: dcrook@tailwindam.com

Any securities should be sent to the following address:

The Tail Wind Fund Ltd.
c/o The Bank of Nova Scotia Trust Company (Bahamas) Limited
404 East Bay Street
Nassau, Bahamas
Attention: Ngaire Strachan
Facsimile: (242) 393-0582
Telephone: (242) 393-8777

Residence: British Virgin Islands
Peter J. Weisman, P.C. 335 Madison Avenue, Suite 1702 New York, NY 10017 Telephone: 212-418-4972 Facsimile: 212-317-8855 Email: pweisman@pweisman.com

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
Fax: (718) 921-8334
Attn: Mr. Isaac Kagan

Re: Millennium Cell Inc.

Ladies and Gentlemen:

We are counsel to Millennium Cell Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Securities Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders Series C Convertible Preferred Stock (the "Preferred Shares ") convertible into the Company's common stock, $.001 par value per share (the "Common Stock") and warrants exercisable for shares of Common Stock (the "Warrants"). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares and the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

The Holders may offer and sell, publicly, up to _____________ Registrable Securities; provided, that each Holder must deliver a prospectus to the purchaser prior to, or in connection with, its delivery of the confirmation of sale. We note that in connection with the Securities Purchase Agreement, each Holder has represented that it (i) was an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”) and (ii) is able to afford a complete loss of such investment, has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Preferred Shares and the Warrants and that it acquired the Preferred Shares and the Warrants for its own account and not with a view to or for distribution in a manner that violates the Securities Act.

1

We advise you that, unless you are advised by the Company that the Registration Statement is no longer effective, you may, under the Securities Act, record the transfer, register shares of Common Stock in the name of the purchaser of the Registrable Securities sold by such Holder and issue a new certificate in replacement of the Registrable Securities without the restrictive legend. Our opinion as set forth above is subject to any stop transfer instructions that may be issued to you from time to time by the Company and you should continue to comply with such instructions notwithstanding our opinion.

Members of this Firm do not purport to be experts on, and are not expressing any view with respect to any laws other than the Federal securities laws of the United States of America, and are expressing no opinion with respect to any state securities laws. We assume no obligation to supplement this letter if any applicable laws change after the date hereof or if we become aware of any new facts that might effect any view expressed herein after the date hereof.

This letter is rendered only to you and is provided solely for your benefit in connection with the aforementioned transaction. This letter may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

Very truly yours,

2

EXHIBIT B

SELLING STOCKHOLDERS

The shares of Common Stock being offered by the selling stockholders are issuable upon conversion of the preferred shares, exercise of the warrants and in payment of certain dividend and redemption requirements as set forth in the Certificate of Designations. See "Private Placement of Shares of Common Stock, Preferred Shares and Warrants". We are registering such shares of Common Stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the preferred shares and the warrants issued pursuant to the Securities Purchase Agreement, the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling stockholders. The second column lists the number of shares of Common Stock beneficially owned by each selling stockholder, based on its ownership of the preferred shares and warrants, as of ________, 200_, assuming conversion of all preferred shares and exercise of the warrants held by the selling stockholders on that date, without regard to any limitations on conversions or exercise.

The third column lists the shares of Common Stock being offered under this prospectus by each selling stockholder.

In accordance with the terms of a registration rights agreement we entered into with the selling stockholders, this prospectus generally covers the resale of at least the sum of (i) 150% of the aggregate of the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares (assuming a Conversion Price (as defined in the Certificate of Designations) equal to the arithmetic average of the Weighted Average Price (as defined in the Certificate of Designations) of the Common Stock over the five (5) consecutive Trading Days ending on the Trading Day immediately preceding the Closing Date), (ii) 100% of the number of Dividend Shares issuable pursuant to the terms of the Certificate of Designations and (iii) 100% of the number of Warrant Shares issued and issuable pursuant to the issued and outstanding Warrants as of the trading day immediately preceding the date the registration statement is initially filed with the SEC. Because the conversion price of the preferred shares and the exercise price of the warrants may be adjusted, we may issue a number of shares of Common Stock that may be more or less than the number of shares being offered under this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders under this prospectus.

Under the terms and conditions of the preferred shares and the warrants, a selling stockholder may not convert the preferred shares or exercise the warrants to the extent such conversion or exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 4.99% of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion of the preferred shares that have not been converted and upon exercise of the warrants that have not been exercised. The number of shares in the second column does not reflect this limitation. The selling stockholders may sell all, some or none of their shares of Common Stock in this offering. See "Plan of Distribution."

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Name of Selling Stockholder	Number of Shares Owned Prior to Offering	Maximum Number of Shares to be Sold Pursuant to this Prospectus	Number of Shares Owned After Offering
(1) Portside Growth & Opportunity Fund
Provident Premier Master Fund Ltd.
(2) Iroquois Master Fund Ltd.
Langley Partners, L.P.
JGB Capital L.P.
(3) Smithfield Fiduciary LLC
(4) The Tail Wind Fund Ltd.

(1) Ramius Capital Group, LLC ("Ramius Capital") is the investment adviser of Portside Growth and Opportunity Fund ("Portside") and consequently has voting control and investment discretion over securities held by Portside. Ramius Capital disclaims beneficial ownership of the shares held by Portside. Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss and Jeffrey M. Solomon are the sole managing members of C4S& Co., LLC, the sole managing member of Ramius Capital. As a result, Messrs. Cohen, Stark, Strauss and Solomon may be considered beneficial owners of any shares deemed to be beneficially owned by Ramius Capital. Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of these shares.

(2) Joshua Silverman has voting and investment control of the securities held by Iroquois Master Fund Ltd. Mr. Silverman disclaims beneficial ownership of the shares held by Iroquois Master Fund Ltd.

(3) Highbridge Capital Management, LLC ("Highbridge"), is the trading manager of Smithfield Fiduciary LLC ("Smithfield") and consequently has voting control and investment discretion over the shares of Common Stock held by Smithfield. Glenn Dubin and Henry Swieca control Highbridge. Each of Highbridge and Messrs. Dubin and Swieca disclaims beneficial ownership of the shares held by Smithfield.

(4) Tail Wind Advisory & Management Ltd., a UK corporation authorized and regulated by the Financial Services Authority of Great Britain (“TWAM”), is the investment manager for The Tail Wind Fund Ltd., and David Crook is the CEO and controlling shareholder of TWAM. Each of TWAM and David Crook expressly disclaims any equitable or beneficial ownership of, or pecuniary interest in, the shares being registered hereunder and held by The Tail Wind Fund Ltd.

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PLAN OF DISTRIBUTION

We are registering shares of Common Stock issuable upon conversion of the preferred shares, exercise of the warrants and in payment of certain dividends and redemption requirements as set forth in the Certificate of Designations to permit the resale of such shares of Common Stock by the selling stockholders, from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of such shares of Common Stock. We will bear all fees and expenses incident to our obligation to register such shares of Common Stock.

The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, in any one or more of the following methods:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

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•	sales pursuant to Rule 144;

•	broker-dealers which have agreed with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the preferred shares and warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

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Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of the shares, nor is there an underwriter or coordinating broker acting in connection with the proposed sale of the shares by the selling stockholders. If we are notified by any one or more selling stockholders that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file, or cause to be filed, a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus and (vi) other facts material to the transaction.

Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

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The selling stockholders are not restricted as to the price or prices at which they may sell their shares. Sales of the shares may have an adverse effect on the market price of the common stock. Moreover, the selling stockholders are not restricted as to the number of shares that may be sold at any time, and it is possible that a significant number of shares could be sold at the same time, which may have an adverse effect on the market price of the common stock.

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EXHIBIT C

MILLENNIUM CELL INC.

SELLING STOCKHOLDER QUESTIONNAIRE

The undersigned (the "Selling Stockholder"), is a purchaser of securities convertible into or exercisable for shares (the "Shares") of common stock, par value $.001 per share ("Common Stock"), of Millennium Cell Inc., a Delaware corporation (the "Company"), pursuant to that certain Securities Purchase Agreement dated as of April 20, 2005 (the "Securities Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Selling Stockholders"). Pursuant to the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement dated as of April 20, 2005 with the Selling Stockholders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares (as defined in the Securities Purchase Agreement) and the shares of Common Stock issuable upon exercise of the Warrants (as defined in the Securities Purchase Agreement), under the Securities Act of 1933, as amended (the "1933 Act"). In accordance with the Registration Rights Agreement, the Selling Stockholder hereby elects to include in the registration statement for the registration and resale of the Registrable Securities, the Shares listed below in Item (3) (unless otherwise specified under Item 3). The undersigned agrees to be bound with respect to such Shares by the terms and conditions of this Selling Stockholders Questionnaire, the Securities Purchase Agreement and the Registration Rights Agreement.

The Selling Stockholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a)	Full Legal Name of the Selling Stockholder:

(b)
The exact name that the Shares are to be registered in (if not the same as in (a) above) (this is the name that will appear on your stock certificate (s)). The Selling Stockholder may use a nominee name if appropriate:

(c)	Full Legal Name of Registered Holder (if not the same as in (a) above) of the Shares listed in (3) below:

(2)	Address, Telephone and Facsimile Numbers for the Selling Stockholder:

Telephone: Facsimile: Contact Person:

(3)	Beneficial Ownership:

Fill in the number of shares of Common Stock owned of record and beneficially (see definition) by the Selling Stockholder:

	Of Record	Beneficially
Common Stock (other than the Shares to be included in the Registration Statement)

Shares to be included in the Registration Statement: ___________________

(4)	Other securities of the Company owned by the Selling Stockholder:

Except as set forth below and under Item (3) above, the undersigned Selling Stockholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company.

State any exceptions here:

(5)	Relationships with the Company:

Except as set forth below, neither the Selling Stockholder nor any of its affiliates, officers (see definition), directors or principal stockholders (5% or more) has held any position or office or has had any other material (see definition) relationship with the Company (or its predecessors or affiliate) during the past three years.

State any exceptions here:

(6)	Plan of Distribution:

Please inform us here of any changes you may require to the draft Plan of Distribution attached to the Stock Purchase Agreement.

By signing below, the Selling Stockholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and related Prospectus and for any required disclosures to any self-regulatory body, including the NASD. The Selling Stockholder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus and any amendments or supplements thereto.

To the extent required by applicable law, the undersigned Selling Stockholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement is in effect.

Once this Selling Stockholder Questionnaire is executed by the Selling Stockholder and received by the Company, this Selling Stockholder Statement Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Stockholder (with respect to the Shares beneficially owned by such Selling Stockholder and listed in Item (3) above).

In Witness Whereof, the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _______________________  Selling Stockholder

                           _________________________
                  (Print/type full legal name of Selling Stockholder)

By: _______________________________________

    Name:________________________________

    Title:_________________________________

By: _______________________________________

    Name:________________________________

    Title:_________________________________

Annex I
DEFINITIONS

For purposes of the representations made in this Selling Stockholders Questionnaire, the following definitions shall be applicable:

Arrangement. The term "arrangement" means any plan, contract, agreement, authorization or arrangement, whether or not set forth in writing.

Beneficial Ownership. The term "beneficially owned" as applied to an interest in securities means (a) any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you are not the holder or owner of record or (b) securities owned by you or to which you have a right to acquire, directly or indirectly, including those held for your own benefit (regardless of how registered) or securities held by others for your own benefit (regardless of how registered), such as custodians, brokers, nominees, pledgees, etc., and including securities held by an estate or trust in which you have an interest as legatee or beneficiary, securities owned by a partnership of which you are a partner, securities held by a personal holding company of which you are a shareholder, etc., and securities held in the name of your spouse, minor children and any relative (sharing the same home). "Beneficial ownership" includes having or sharing, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise:

(1) voting power which includes the power to vote, or to direct the voting of, such security; and/or

(2) investment power which includes the power to dispose, or to direct the disposition of, such security. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) of the Exchange Act, is deemed for purposes of such section to be the beneficial owner of such security.

The Securities and Exchange Commission (the "SEC") has expressed the view that a person may be regarded as the beneficial owner of securities which are held in the name of such person's spouse, minor children or other relatives (including relatives of the person's spouse) who share the person's home if the relationship which exists results in such person obtaining benefits substantially equivalent of ownership of the securities.

The SEC has expressed the view that a person may be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; (3) pursuant to the right to revoke a trust, discretionary account or similar arrangement; or (4) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

If you have any reason to believe that any interest in securities of the Company, however remote, which you or the above-described relatives may have is a beneficial interest, please describe such interest.

Control. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 promulgated under the Securities Act).

Group. The term "group" includes a partnership, syndicate or other group, whether formally organized or not, which has as a purpose acquiring, holding or disposing of securities of the Company.

Material. The term "material," when used in this Shareholders Questionnaire to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which there is a substantial likelihood that a reasonable investor would attach importance in determining whether to purchase securities of the Company. The materiality of any relationship is to be determined on the basis of the significance of the information to investors in light of all of the circumstances of the particular case. The importance of the relationship, the relationship of the parties to the transaction with each other and the amount involved in the transaction are among the factors to be considered in determining the significance of the information to investors. If you have any question as to whether or not a matter is "material," please describe the matter, and, if such is the case, state your belief that the matter is not "material."

NASD Member. The term "NASD member" means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (the "NASD"). (NASD Manual, By-laws Article I, Definitions).

Officers. The term "officers" means the president, chief executive officer, chief financial officer, chief operational officer, secretary, treasurer, any vice president in charge of a principal business function (such as sales, administration or finance) and any other person who performs similar policy-making functions for the Company.

Person Associated with a member of the NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is, directly or indirectly, controlling or controlled by an NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws (NASD Manual, By-laws Article I, Definitions). Underwriter or a Related Person. The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation).